UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2015

HIGHER ONE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Munson Street

New Haven, CT 06511

(Address of principal executive offices and zip code)

(203) 776-7776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On December 16, 2015, Higher One Holdings, Inc. (“Holdings”) held a conference call to discuss (1) the Asset Purchase Agreement that Holdings and Higher One, Inc., a subsidiary of Holdings, entered into with Customers Bank and Customers Bancorp, Inc. and (2) that Holdings will consider all strategic options for the remaining business. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1.

The information in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Important Information

In connection with the proposed transaction, Holdings will prepare a proxy statement for its stockholders to be filed with the SEC. The proxy statement will contain information about Holdings, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE TRANSACTION. In addition to receiving the proxy statement from Holdings by notice and access, stockholders will be able to obtain the proxy statement, as well as other filings containing information about Holdings, without charge, from the SEC’s website at www.sec.gov or, without charge, from Higher One’s investor relations website at http://www.ir.higherone.com or by directing such request to Higher One Holdings, Inc., 115 Munson Street, New Haven, CT 06511.

Holdings and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Holdings’s directors and executive officers is available in its 2014 Annual Report on Form 10-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 8.01. Other Events

The information provided in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.     Description

99.1      Transcript of the December 16, 2015 conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2015

HIGHER ONE HOLDINGS, INC.

By:

       /s/ Marc Sheinbaum

       Marc Sheinbaum

       President and CEO

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